SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 8, 2005

NORTH BAY BANCORP

(Exact name of Registrant as Specified in its Charter)

California	0-31080	68-0434802
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1190 Airport Road, Suite 101, Napa, California	94558
(Address of Principal Executive Offices)	(Zip Code)

(707) 257-8585
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

North Bay Bancorp presented a slide presentation on September 8, 2005 at the Margolin and Associates West Coast Super Community Bank Conference held at the Pan Pacific Hotel in San Francisco, CA. The presentation is attached to this Report as Exhibit 99.1 and will be available on the Company’s web site at www.northbaybancorp.com. Exhibit 99.1 is not filed but furnished pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.
	99.1	Slide presentation used for the Margolin and Associates West Coast Super Community Bank Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2005	NORTH BAY BANCORP /s/ Terry L. Robinson Terry L. Robinson, President and Chief Executive Officer (Principal Executive Officer)